                                THE MORTGAGE POOL

GENERAL

          References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Subsequent Cut-off Date.

          The mortgage pool consists of 1,476 conventional, one- to four-family, fixed-rate, fully- amortizing and balloon payment mortgage loans secured by first liens on mortgaged properties. The mortgage pool includes the initial mortgage loans, that were conveyed to the trust on the Closing Date, and the subsequent mortgage loans, that were acquired by the trust during the Funding Period with amounts on deposit in the Pre-Funding Account. The mortgage loans have original terms to maturity of not greater than 30 years.

PREPAYMENT CHARGES

          Approximately 71.82% of the mortgage loans in the aggregate provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, these mortgage loans provide for payment of a prepayment charge on partial and/or full prepayments made within one year, five years or some other period from the date of origination of the mortgage loan as provided in the related mortgage note. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or some other period from the date of origination of the mortgage loan as provided in the related mortgage note, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The holders of the Class P Certificates will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for distribution on the other classes of certificates. The Master Servicer may waive the collection of any otherwise applicable prepayment charge or reduce the amount thereof actually collected, but only if the Master Servicer does so in compliance with the prepayment charge waiver standards set forth in the Agreement. If the Master Servicer waives any prepayment charge other than in accordance with the standards set forth in the Agreement, the Master Servicer will be required to pay the amount of the waived prepayment charge. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

          Each mortgage loan with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) a Radian Lender-Paid PMI Policy.

          Except with respect to 0.13% of the mortgage loans, each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 30.00% of the Allowable Claim.

          Each Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Radian Lender-Paid PMI Policy in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Radian Lender-Paid PMI Policy in an amount equal to at least 25.00% of the Allowable Claim and (C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by such Radian Lender-Paid PMI Policy in an amount equal to at least 35.00% of the Allowable Claim.

          With respect to the Radian Lender-Paid PMI Policies, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates range from 0.55% to 1.26% of the Stated Principal Balance of the related Radian PMI Insured Loan and the Radian PMI Rates have a weighted average of approximately 0.72%.

          Each mortgage loan is required to be covered by a standard hazard insurance policy.

          SEE "PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER--HAZARD INSURANCE POLICIES" IN THE PROSPECTUS.

MORTGAGE LOAN CHARACTERISTICS

          The average principal balance of the mortgage loans at origination was approximately $169,478. No mortgage loan had a principal balance at origination of greater than approximately $700,000 or less than approximately $36,038. The average principal balance of the mortgage loans as of the Subsequent Cut-off Date was approximately $169,345. No mortgage loan had a principal balance as of the Subsequent Cut-off Date of greater than approximately $700,000 or less than approximately $36,038.

          As of the Subsequent Cut-off Date, the mortgage loans had mortgage rates ranging from approximately 6.250% per annum to approximately 13.250% per annum and the weighted average mortgage rate was approximately 8.570 per annum. The weighted average remaining term to stated maturity of the mortgage loans will be approximately 341 months as of the Subsequent Cut-off Date. None of the mortgage loans will have a first Due Date prior to October 1, 1997, or will have a remaining term to maturity of less than 174 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any mortgage loan is May 1, 2032.

          The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 81.21%. No loan-to-value ratio at origination was greater than 100.00% or less than approximately 7.69%.

          The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any interest in the mortgage loan. As of the Cut-off Date, approximately 19.14% of the aggregate principal balance of the mortgage loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Certificates--Yield Sensitivity of the Class M Certificates" in this prospectus supplement.

          86 mortgage loans, representing approximately 5.09% of the mortgage pool (by aggregate outstanding principal balance as of the Subsequent Cut-off
Date), are balloon loans. The amount of the balloon payment on each of these mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment. These mortgage loans have a weighted average remaining term to maturity of approximately 178 months.

          None of the mortgage loans are buydown mortgage loans.

          None of the mortgage loans were 30 days or more delinquent as of the Subsequent Cut-off Date.

          Set forth below is a description of certain additional characteristics of the mortgage loans as of the Subsequent Cut-off Date, except as otherwise indicated. All percentages of the mortgage loans are approximate percentages by aggregate principal balance as of the Subsequent Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                        PRINCIPAL BALANCES AT ORIGINATION

                                                                      PERCENTAGE OF
                                                                   SUBSEQUENT CUT-OFF
          ORIGINAL                                 AGGREGATE              DATE
       MORTGAGE LOAN            NUMBER OF          ORIGINAL            AGGREGATE
   PRINCIPAL BALANCES($)     MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
   ---------------------     --------------    -----------------   ------------------
     0.01 -   50,000.00......        1            $     36,038            0.01%
50,000.01 -  100,000.00......      346              28,925,391           11.57
100,000.01 - 150,000.00......      464              58,213,402           23.29
150,000.01 - 200,000.00......      302              52,375,332           20.95
200,000.01 - 250,000.00......      155              34,493,230           13.80
250,000.01 - 300,000.00......       75              20,493,095            8.20
300,000.01 - 350,000.00......       44              14,408,800            5.76
350,000.01 - 400,000.00......       34              12,690,063            5.08
400,000.01 - 450,000.00......       15               6,396,007            2.56
450,000.01 - 500,000.00......       17               8,121,177            3.25
500,000.01 - 550,000.00......        9               4,781,958            1.91
550,000.01 - 600,000.00......        1                 565,000            0.23
600,000.01 - 650,000.00......       10               6,393,972            2.56
650,000.01 - 700,000.00......        3               2,059,336            0.82
                                 -----            ------------          ------
     Total...................    1,476            $249,952,801          100.00%
                                 =====            ============          ======

     The average principal balance of the mortgage loans at origination was approximately $169,478.

              PRINCIPAL BALANCES AS OF THE SUBSEQUENT CUT-OFF DATE

                                                                    PERCENTAGE OF
                                                                  SUBSEQUENT CUT-OFF
                                                                         DATE
   CURRENT MORTGAGE LOAN        NUMBER OF     AGGREGATE UNPAID        AGGREGATE
   PRINCIPAL BALANCES($)      MORTGAGE LOANS  PRINCIPAL BALANCE    PRINCIPAL BALANCE
   ---------------------      --------------  -----------------   ------------------
      0.01 -   50,000.00......        1         $     36,038              0.01%
 50,000.01 - 100,000.00.......      346           28,925,391             11.57
100,000.01 - 150,000.00.......      464           58,213,402             23.29
150,000.01 - 200,000.00.......      302           52,375,332             20.95
200,000.01 - 250,000.00.......      155           34,493,230             13.80
250,000.01 - 300,000.00.......       75           20,493,095              8.20
300,000.01 - 350,000.00.......       44           14,408,800              5.76
350,000.01 - 400,000.00.......       34           12,690,063              5.08
400,000.01 - 450,000.00.......       15            6,396,007              2.56
450,000.01 - 500,000.00.......       17            8,121,177              3.25
500,000.01 - 550,000.00.......        9            4,781,958              1.91
550,000.01 - 600,000.00.......        1              565,000              0.23
600,000.01 - 650,000.00.......       10            6,393,972              2.56
650,000.01 - 700,000.00.......        3            2,059,336              0.82
                                  -----         ------------            ------
     Total....................    1,476         $249,952,801            100.00%
                                  =====         ============            ======


     As of the Subsequent Cut-off Date, the average current principal balance of the mortgage loans will be approximately $169,345.

                                 MORTGAGE RATES

                                                               PERCENTAGE OF
                                                             SUBSEQUENT CUT-OFF
                         NUMBER OF       AGGREGATE UNPAID      DATE AGGREGATE
 MORTGAGE RATES(%)     MORTGAGE LOANS   PRINCIPAL BALANCE    PRINCIPAL BALANCE
 -----------------     --------------   -----------------    -------------------
 6.000 -  6.499.......       3            $ 1,011,224                0.40%
 6.500 -  6.999.......      63             17,524,732                7.01
 7.000 -  7.499.......      92             20,722,413                8.29
 7.500 -  7.999.......     183             35,534,011               14.22
 8.000 -  8.499.......     199             32,395,107               12.96
 8.500 -  8.999.......     376             60,319,992               24.13
 9.000 -  9.499.......     190             27,982,841               11.20
 9.500 -  9.999.......     225             33,207,580               13.29
10.000 - 10.499.......      78             11,475,083                4.59
10.500 - 10.999.......      44              6,817,132                2.73
11.000 - 11.499.......      11              1,351,104                0.54
11.500 - 11.999.......      10              1,211,340                0.48
12.500 - 12.999.......       1                 74,558                0.03
13.000 - 13.499.......       1                325,685                0.13
                          -----           ------------             ------
     Total............    1,476           $249,952,801             100.00%
                          =====           ============             ======

     The weighted average mortgage rate of the mortgage loans was approximately 8.570% per annum.

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                          PERCENTAGE OF
                                                                        SUBSEQUENT CUT-OFF
                                       NUMBER OF     AGGREGATE UNPAID     DATE AGGREGATE
ORIGINAL LOAN-TO-VALUE RATIOS (%)   MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
---------------------------------   --------------   -----------------  -----------------
 5.01 - 10.00....................           1         $     99,939             0.04%
15.01 - 20.00....................           1               99,951             0.04
20.01 - 25.00....................           2              196,900             0.08
25.01 - 30.00....................           7              697,418             0.28
30.01 - 35.00....................           7            1,140,284             0.46
35.01 - 40.00....................           8              946,199             0.38
40.01 - 45.00....................          12            2,806,667             1.12
45.01 - 50.00....................          14            2,583,706             1.03
50.01 - 55.00....................          18            4,683,169             1.87
55.01 - 60.00....................          32            6,454,057             2.58
60.01 - 65.00....................          45            9,380,702             3.75
65.01 - 70.00....................         146           30,879,207            12.35
70.01 - 75.00....................          58           10,459,130             4.18
75.01 - 80.00....................         320           55,928,106            22.38
80.01 - 85.00....................          37            5,980,522             2.39
85.01 - 90.00....................         367           56,280,864            22.52
90.01 - 95.00....................         381           58,756,742            23.51
95.01 -100.00....................          20            2,579,236             1.03
                                        -----         ------------           ------
    Total........................       1,476         $249,952,801           100.00%
                                        =====         ============           ======

     The minimum and maximum loan-to-value ratios of the mortgage loans at origination were approximately 7.69% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the mortgage loans at origination was approximately 81.21%.


                                 OCCUPANCY TYPES

                                                                             PERCENTAGE OF
                                                                           SUBSEQUENT CUT-OFF
                                         NUMBER OF     AGGREGATE UNPAID     DATE AGGREGATE
OCCUPANCY (AS INDICATED BY BORROWER)  MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
------------------------------------  --------------   ------------------  ------------------
Second Home.........................        41           $  5,667,711              2.27%
Non-Owner Occupied..................       193             28,315,102             11.33
Primary Residence...................     1,242            215,969,988             86.40
                                         -----           ------------            ------
     Total..........................     1,476           $249,952,801            100.00%
                                         =====           ============            ======

                     MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                                                   PERCENTAGE OF
                                                                                 SUBSEQUENT CUT-OFF
                                             NUMBER OF       AGGREGATE UNPAID     DATE AGGREGATE
LOAN PROGRAM AND DOCUMENTATIONTYPE         MORTGAGE LOANS    PRINCIPAL BALANCE   PRINCIPAL BALANCE
----------------------------------         --------------    -----------------   -----------------
Progressive Series Program (Full
Documentation)............................       134           $ 27,654,545              11.06%
Progressive Series Program (Limited
(Stated) Documentation)...................       250             51,155,679              20.47
Progressive Series Program (Lite
Income/Stated Asset Documentation)........         2                391,795               0.16
Progressive Express(TM)Program
(Verified Assets).........................       258             43,264,694              17.31
Progressive Express(TM)No Doc Program
(No Documentation)........................       161             24,959,442               9.99
Progressive Express(TM)Program (Non
Verified Assets)..........................       671            102,526,647              41.02
                                               -----           ------------             ------
     Total................................     1,476           $249,952,801             100.00%
                                               =====           ============             ======

     SEE "--UNDERWRITING STANDARDS" BELOW FOR A DETAILED DESCRIPTION OF THE SELLER'S LOAN PROGRAMS AND DOCUMENTATION REQUIREMENTS.

                                 RISK CATEGORIES

                                                                         PERCENTAGE OF
                                                                    SUBSEQUENT CUT-OFF DATE
                                    NUMBER OF     AGGREGATE UNPAID         AGGREGATE
          CREDIT GRADE           MORTGAGE LOANS  PRINCIPAL BALANCE     PRINCIPAL BALANCE
          ------------           --------------  -----------------     -----------------
A(1)............................       141          $ 25,046,877             10.02%
A-(1)...........................        19             2,803,728              1.12
A+(1)...........................       217            50,449,433             20.18
B(1)............................         4               359,533              0.14
C(1)............................         5               542,448              0.22
Progressive Express(TM)I(2).....       399            63,591,956             25.44
Progressive Express(TM)II(2)....       581            90,301,138             36.13
Progressive Express(TM)III(2)...        44             6,906,324              2.76
Progressive Express(TM)IV(2)....        47             7,203,613              2.88
Progressive Express(TM)V(2).....        13             1,876,231              0.75
Progressive Express(TM)VI(2)....         6               871,521              0.35
                                     -----          ------------            ------
      Total.....................     1,476          $249,952,801            100.00%
                                     =====          ============            ======

-----------------

(1) All of these mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B and C correspond to Progressive Series I+, I and II, III and III+, IV, and V, respectively. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III. SEE "-UNDERWRITING STANDARDS."

(2) These mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these mortgage loans is generally based on the borrower's "FICO" score and therefore these mortgage loans do not correspond to the alphabetical risk categories listed above.

     SEE "--UNDERWRITING STANDARDS" BELOW FOR A DESCRIPTION OF THE SELLER'S RISK CATEGORIES.

                                 PROPERTY TYPES

                                                                        PERCENTAGE OF
                                                                    SUBSEQUENT CUT-OFF DATE
                                 NUMBER OF       AGGREGATE UNPAID           AGGREGATE
    PROPERTY TYPE              MORTGAGE LOANS   PRINCIPAL BALANCE     PRINCIPAL BALANCE
    -------------              --------------   -----------------     -----------------
Single-Family.................    1,014            $171,068,068            68.44%
De Minimis PUD................      177              35,364,147            14.15
Two- to Four-Family...........       86              16,641,954             6.66
Condominium...................      106              12,820,475             5.13
Planned Unit Development......       65               9,620,465             3.85
Hi-Rise.......................       26               4,176,829             1.67
Mobile Home...................        1                 134,928             0.05
CondoHotel....................        1                 125,934             0.05
                                  -----            ------------           ------
   Total......................    1,476            $249,952,801           100.00%
                                  =====            ============           ======


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                  PERCENTAGE OF
                                                                               SUBSEQUENT CUT-OFF
                                                               AGGREGATE              DATE
                                             NUMBER OF           UNPAID             AGGREGATE
            STATE                         MORTGAGE LOANS   PRINCIPAL BALANCE    PRINCIPAL BALANCE
            -----                         --------------   -----------------    -----------------
California..............................         443           $ 92,781,633          37.12%
Florida.................................         357             48,703,322          19.49
Georgia ................................          81             12,268,801           4.91
Illinois................................          48              7,762,840           3.11
New York ...............................          51             11,509,244           4.60
Texas...................................          75             10,764,020           4.31
Other (less than 3 in any one state)....         421             66,162,941          26.47
                                               -----           ------------         ------
   Total................................       1,476           $249,952,801         100.00%
                                               =====           ============         ======


     No more than approximately 0.56% of the mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date) will be secured by mortgaged properties located in any one zip code.

                                  LOAN PURPOSES

                                                                 PERCENTAGE OF
                                                              SUBSEQUENT CUT-OFF
                             NUMBER OF     AGGREGATE UNPAID     DATE AGGREGATE
    LOAN PURPOSE          MORTGAGE LOANS  PRINCIPAL BALANCE   PRINCIPAL BALANCE
    ------------          --------------  -----------------   ------------------
Purchase..................       840         $135,947,337           54.39%
Cash-Out Refinance........       469           82,652,164           33.07
Rate and Term Refinance...       164           30,792,468           12.32
Construction..............         3              560,831            0.22
                               -----         ------------          ------
   Total..................     1,476         $249,952,801          100.00%
                               =====         ============          ======

     In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.